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                                                                    Exhibit 23.1








                        Consent of Independent Auditors



We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-92986) pertaining to the Alamo Group, Inc. 1994 Incentive Stock Option Plan of our report dated March 13, 2001, with respect to the consolidated financial statements of Alamo Group, Inc. and subsidiaries included in the Annual Report (Form 10-K) for the year ended December 31, 2000.



                                                               ERNST & YOUNG LLP


San Antonio, Texas
March 26, 2001